EXHIBIT 24

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Willis K. Drake
Willis K. Drake

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

On the 24th day of February, 2003, before me, personally came Willis K. Drake to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Fredrick W. Lang
Fredrick W. Lang

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

On the 24th day of February, 2003, before me, personally came Fredrick W. Lang to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Margaret Loftus
Margaret Loftus

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came Margaret Loftus to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Edward M. Mahoney
Edward M. Mahoney

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came Edward M. Mahoney to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Robb L. Prince
Robb L. Prince

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came Robb L. Prince to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ John D. Bamberger
John D. Bamberger

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came John D. Bamberger to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Michael J. LaVelle
Michael J. LaVelle

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came Michael J. LaVelle to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Krzysztof K. Burhardt
Krzysztof K. Burhardt

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came Krzysztof K. Burhardt to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

                KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints M.J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended December 28, 2002 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

                IN TESTIMONY WHEREOF, I have hereunto set my hand this 24th day of February, 2003.

/s/ Michael B. Esstman
Michael B. Esstman

STATE OF MINNESOTA	)
	)	ss
COUNTY OF HENNEPIN	)

                On the 24th day of February, 2003, before me, personally came Michael B. Esstman to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public